                                                                  Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 18, 2002 included in Westinghouse Air Brake Technologies Corporation's Form 10-K for the year ended December 31, 2001, and to all references to our Firm included in this registration statement.


                                                /s/ Arthur Andersen LLP

                                               ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania
May 21, 2002


                                      II-8